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                          REVOLVING CREDIT AGREEMENT


                                    between


                           FIRSTPLUS FINANCIAL, INC.


                                      and


                      WORKING CAPITAL MANAGEMENT CO. L.P.


                           Dated as of June 16, 1997


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

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1.  Definitions                                       1
          SECTION 1.2.  Accounting Terms                                  6
          SECTION 1.3.  Computation of Time Periods                       6

                                  ARTICLE II

             AMOUNTS AND TERMS OF THE ADVANCES; SECURITY INTEREST

          SECTION 2.1.  The Commitment                                    6
          SECTION 2.2.  The Advances                                      7
          SECTION 2.3.  Optional Prepayments                              9
          SECTION 2.4.  The Revolving Note                                9
          SECTION 2.5.  Facility Fee                                      9
          SECTION 2.6.  Security Interest                                 9

                                  ARTICLE III

                            CHANGE IN CIRCUMSTANCES

          SECTION 3.1.  Increased Costs                                  10

                                  ARTICLE IV

                                   PAYMENTS

          SECTION 4.1.  Manner and Status of Payments                    11
          SECTION 4.2.  Application of Payments                          11

                                   ARTICLE V

                             CONDITIONS OF LENDING

          SECTION 5.1.  Conditions Precedent to Initial Advance          12
          SECTION 5.2.  Continuing Condition, Etc                        12
          SECTION 5.3.  Participations                                   13

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

          SECTION 6.1.  Representations and Warranties of the Borrower   13

                                  ARTICLE VII

                           COVENANTS OF THE BORROWER

          SECTION 7.1.  Affirmative Covenants                            16
          SECTION 7.2.  Negative Covenants                               17

                                 ARTICLE VIII

                               EVENTS OF DEFAULT

          SECTION 8.1.  Events of Default                                18
          SECTION 8.2.  Rights of Lender Following Event of Default      19
          SECTION 8.3.  Lender Appointed Borrower's Attorney-In-Fact     21
          SECTION 8.4.  Borrower's Liability for Consequential Damages   21
          SECTION 8.5.  Indemnity                                        21

                                  ARTICLE IX

                              GENERAL PROVISIONS

          SECTION 9.1.  Successors and Assigns                           21
          SECTION 9.2.  Amendment; Waiver                                21
          SECTION 9.3.  Notice, Etc                                      22
          SECTION 9.4.  Counterparts                                     22
          SECTION 9.5.  Headings                                         22
          SECTION 9.6.  Governing Law                                    22
          SECTION 9.7.  Right to Examine Borrower Records                22
          SECTION 9.8.  Certain Matters Regarding the Issuer             23
          SECTION 9.9.  No Recourse - Lender                             23
          SECTION 9.10.  No Proceedings                                  23

          This REVOLVING CREDIT AGREEMENT is made as of the 16th day of June, 1997, between FIRSTPLUS FINANCIAL, INC., a Texas corporation (the
"BORROWER"), and Working Capital Management Co. L.P., a California limited partnership (the "LENDER").

                                  WITNESSETH:

          WHEREAS, the Borrower has requested the Lender to extend to the Borrower a revolving credit facility, and the Lender has agreed to do so subject to the terms and conditions set forth herein.

          NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sale and Servicing Agreement. As used in this Agreement:

          "ADDITIONAL ADVANCE INTEREST ACCRUAL PERIOD" means with respect to a Payment Date and each Advance made on or after the second preceding Determination Date and prior to the Payment Date immediately following such second preceding Determination Date, the period from the date such Advance was made to the day immediately preceding such Payment Date.

          "ADDITIONAL DAILY ADVANCE INTEREST ACCRUAL AMOUNT" means with respect to a given Payment Date and each Advance made on or after the second preceding Determination Date and prior to the Payment Date immediately following such second preceding Determination Date and a given day in the related Additional Advance Interest Accrual Period, the product of (i) 1/360,
(ii) LIBOR (as determined by the Lender in the manner specified for the Indenture Trustee in the Sale and Servicing Agreement) as of two London Business Days prior to the date of such Advance plus the Advance Percentage and (iii) the amount of such outstanding Advance as of the end of such day.

          "ADVANCE" means each advance by the Lender to the Borrower pursuant to Sections 2.1 and 2.2.

          "ADVANCE PERCENTAGE" shall have the meaning set forth in the Side Letter.

          "AGREEMENT" means this agreement, as amended, supplemented or otherwise modified from time to time.

          "AVERAGE OUTSTANDING ADVANCES" means, for any period, the sum of all Advances outstanding as of each day in such period divided by the number of days in such period.

          "COLLATERAL" means (i) the Trust Share and any other securities, obligations and other property (including cash) which are delivered to and held by Lender hereunder, (ii) the Trust Estate Liquidation Account and all amounts on deposit therein and (iii) all collections, income, distributions and claims in respect of and all proceeds of (i) and (ii).

          "COMMITMENT" means, as of any date of determination, the obligation of the Lender to make Advances to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the Commitment Amount.

          "COMMITMENT AMOUNT" means, at any time, an amount equal to the lesser of (a) $20,000,000, (b) (1) the Pool Principal Balance (as increased by the amount set forth in the following sentence) as of such date less the Pool Reduction Amount as of the preceding Determination Date multiplied by
(2) the lesser of (i) then-applicable Overcollateralization Base Percent Requirement and (ii) 10%, (c) (1) the Pool Principal Balance as of such date less (2) the Pool Reduction Amount as of the preceding Determination Date plus (3) the Reserve Fund Balance as of such date minus (4) the Adjusted Aggregate Note Principal Balance as of such date, and (d) the Ratio Amount. For all computations of Commitment Amount during the period from and including a Determination Date to but excluding a Payment Date, the Pool Principal Balance indicated in clause (b) shall be increased by the amount on deposit in the Collection Account respect of collections of principal on the Home Loans during the previous Due Period.

          "COMMITMENT TERMINATION DATE" means the earlier of (a) the Business Day prior to the Maturity Date and (b) the termination of the Commitment pursuant to Section 8.2.

          "CONSOLIDATED DEBT" means at any date the Debt (exclusive of subordinated debt) of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis as of such date.

          "CONSOLIDATED NET WORTH" means at any date the consolidated stockholder's equity of the Borrower and its Consolidated Subsidiaries determined as of such date.

          "CONSOLIDATED SUBSIDIARIES" means with respect to any Person, all Subsidiaries which are consolidated with such Person in accordance with GAAP, exclusive of all special purpose entities formed solely to issue or participate in the issuance of non-recourse obligations, PROVIDED THAT (i) all such obligations are fully secured by financial assets pledged by such entity and (ii) such pledged financial assets are currently sufficient to pay in full the obligations secured thereby. Such entities shall include, without limitation, FIRSTPLUS INVESTMENT CORPORATION and FIRSTPLUS FUNDING TRUST.

          "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all indebtedness secured by a Lien on any asset of such Person, other than indebtedness arising from the ordinary course of business of such Person, whether or not such indebtedness is otherwise an obligation of such Person, and (vi) all indebtedness of others guaranteed by such Person.

          "DOLLARS" or "$" means the lawful currency of the United States of America and, in relation to any amount to be advanced or paid hereunder, funds having same day value.

          "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.1.

          "FACILITY FEE" means with respect to any Payment Date, the amount set forth in the Side Letter.

          "FFG" means FIRSTPLUS FINANCIAL GROUP, INC., a Nevada Corporation and the parent of the Borrower, along with its successors in interest.

          "GAAP" means generally accepted accounting principles, as in effect in the United States as of the applicable time.

          "GENERAL DEFAULT RATE" means, with respect to any Payment Date, the Default Rate as determined with respect to the General Loan Portfolio.

          "GENERAL DELINQUENCY RATE (60 DAY)" means, with respect to any Payment Date, the Delinquency Rate (60 Day) as determined with respect to the General Loan Portfolio.

          "GENERAL LOAN PORTFOLIO" means, collectively, as of any date of determination, all loans secured by an interest in real property which loans
(i) were originated by the Borrower at any time and (ii) are serviced by the Borrower as of such date of determination; PROVIDED, HOWEVER, that the General Loan Portfolio shall not include any Title I Mortgage Loans.

          "IBJ" means the Industrial Bank of Japan, Limited, New York Branch.

          "LENDER" has the meaning assigned to such term in the Recitals hereof.

          "LIEN" means, with respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

          "MANDATORY PREPAYMENT EVENT" means any of the following:

          (a) if, as of any Business Day, the weighted average coupon on the Home Loans minus the Weighted Average Note/Loan Rate on the outstanding Advances is ever less than 5%;

          (b) if there occurs a Conversion Event or an event which with the giving of notice could become a Conversion Event as defined in the Sale and Servicing Agreement;

          (c) if there occurs an "event of default" or an event which with the giving of notice could become an "event of default" as defined in the Sale and Servicing Agreement or the Indenture;

          (d) if for any consecutive three month period the average General Delinquency Rate (60 Day) for such period exceeds 2.50%;

          (e) if for any consecutive three month period the average General Default Rate for such period exceeds 2.50%; and

          (f) if, on any day, the Consolidated Net Worth of the Borrower fails to equal or exceed $130,000,000.

          "MATURITY DATE" means the Payment Date which occurs in June 1998.

          "MAXIMUM COMMITMENT AMOUNT" means $200,000,000.

          "NOTE PURCHASE AGREEMENT" means that certain Note Purchase Agreement, dated as of June 16, 1997, among FIRSTPLUS FUNDING TRUST, the Borrower and the Lender.

          "OFFERING MEMORANDUM" shall have the meaning provided in the Note Purchase Agreement.

          "PLACEMENT AGREEMENT" means that certain Placement Agreement dated as of June 16, 1997 among FIRSTPLUS FUNDING TRUST, the Borrower and IBJ.

          "POOL REDUCTION AMOUNT" means, with respect to each date of determination, the sum of the Principal Balances of each Home Loan, which as of the immediately preceding Determination Date (unless such date of determination is a Determination Date, in which case such sum will be calculated as of such Determination Date), (i) was a Defaulted Home Loan,
(ii) was 60 or more days delinquent or (iii) with respect to which all or any portion of a Monthly Payment was 30 or more days past due (provided, however, that (x) the component of the Pool Reduction Amount comprised of Home Loans referenced in this clause (iii) shall not include Home Loans included in clauses (i) and (ii) and (y) shall only be included to the extent that the Principal Balance of such Home Loans exceed 2.00% of the Pool Principal Balance as of such Determination Date.

          "PRIOR PAYMENT DATE DAILY ADVANCE INTEREST ACCRUAL AMOUNT" means, with respect to a given day in the related Regular Interest Accrual Period and the related Prior Payment Date Outstanding Advance, an amount equal to the product of (i) 1/360, (ii) LIBOR (as determined by the Lender in the manner specified for the Indenture Trustee in the Sale and Servicing Agreement) as of two London Business Days prior to the commencement of such

Regular Interest Accrual Period plus the Advance Percentage and (iii) the amount of such outstanding Advance as of the end of such day.

          "PRIOR PAYMENT DATE OUTSTANDING ADVANCE" means, with respect to a given day in a Regular Interest Accrual Period, the outstanding Advances as of the end of such day, reduced by any additional Advances which were made during the period from and including the Determination Date immediately preceding the commencement of such Regular Interest Accrual Period through the Payment Date immediately following such Determination Date.

          "POTENTIAL EVENT OF DEFAULT" shall mean an event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

          "RATIO AMOUNT" means, as of any date of determination, the Aggregate Note Principal Balance as of such date divided by nine.

          "REVOLVING NOTE" shall have the meaning provided in Section 2.4

          "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of June 1, 1997 among FIRSTPLUS FUNDING TRUST, as Issuer and FIRSTPLUS FINANCIAL, INC., as Seller and Servicer and First Bank National Association, as Indenture Trustee, as the same may be amended, modified or supplemented.

          "SECURED OBLIGATIONS" means all amounts due or that may become due from Borrower to Lender under this Agreement.

          "SIDE LETTER" means that certain letter agreement between the Borrower and the Lender dated as of the date hereof and which sets forth the Advance Percentage and the Facility Fee.

          "SUBSIDIARY" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

          "TITLE I MORTGAGE LOAN" means a home improvement loan originated pursuant to the rules and regulations promulgated under the Title I Program and insured by the Federal Housing Administration or any successor in interest.

          "TRANSACTION DOCUMENTS" means the Custodial Agreement, the Declaration of Trust of the Issuer, the Guaranty Policy, the Indenture, the Insurance Agreement, the Note Purchase Agreement, the Notes, the Offering Memorandum, the Placement Agreement, the Sale and Servicing Agreement and this Revolving Credit Agreement.

          "TRUST ESTATE LIQUIDATION ACCOUNT" means that certain demand deposit account maintained at First Bank, National Association entitled "Trust Estate Liquidation Account,

Working Capital Management Co. L.P.", established at the direction of the Lender with withdrawal rights solely held by the Lender.

     "TRUST SHARE" means the share representing 100% of the beneficial interest in the Issuer owned by the Borrower to be delivered as security for it obligations hereunder.

     "UNRESTRICTED CASH" shall mean, with respect to the Borrower and its Consolidated Subsidiaries, all cash or cash equivalents of the Borrower and its Consolidated Subsidiaries which are included as current assets on the most recent consolidated financial statements of the Borrower delivered to the Lender pursuant to Section 7.1(a) hereof, and which are not subject to any security interest or any restriction (whether by agreement, regulation or otherwise) as to use or availability.

     "WEIGHTED AVERAGE NOTE/LOAN RATE" shall mean, on each Business Day, a rate equal to (A) the sum of (i) the product of a) the Aggregate Note Principal Balance as of such Business Day and b) the historical closing yield set forth on the Bloomberg Screen "GT5 Govt. HP", under "Generic Government Rate," (as determined by the Lender and as evidenced by copies of such Bloomberg Screen) plus the ABS Yield Spread as of such date and (ii) the product of a) the aggregate Advances outstanding hereunder and b) LIBOR (as determined by the Lender in the manner specified for the Indenture Trustee in the Sale and Servicing Agreement) as of such Business Day plus the Advance Percentage, divided by (B) the sum of the Aggregate Note Principal Balances as of such Business Day beneficially owned by the Lender or any commercial paper issuer sponsored by the Lender and the aggregate Advances outstanding hereunder as of such Business Day.

     SECTION 1.2. ACCOUNTING TERMS. All accounting terms used in this Agreement and not specifically defined herein shall be construed in accordance with GAAP.

     SECTION 1.3. COMPUTATION OF TIME PERIODS. In this Agreement, unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                                  ARTICLE II

             AMOUNTS AND TERMS OF THE ADVANCES; SECURITY INTEREST

     SECTION 2.1. THE COMMITMENT. The Lender agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time during the period from the date hereof to and including the Commitment Termination Date in an aggregate principal amount, when aggregated with the aggregate principal amount of all Advances outstanding at such time, not to exceed the Commitment Amount as in effect from time to time. At no time will the Lender be obligated to make an Advance if after giving effect to such Advance, the sum of (i) the Note Principal Balances beneficially owned by the Lender and IBJ and any commercial paper issuer sponsored by the Lender or IBJ and (ii) the aggregate Advances outstanding hereunder (after giving effect to such proposed Advance) would exceed the Maximum Commitment Amount. Within the limits of the Commitment Amount, the Borrower may borrow, repay and reborrow, all in accordance with the terms and conditions of this Agreement.

     SECTION 2.2.  THE ADVANCES.

     (a)  THE ADVANCES.  An Advance may only be made (i) on any Advance
Date, (ii) on any date on which the Issuer decreases the Minimum Spread Percent and (iii) on any Payment Date, provided that for each Advance:

     1. The Borrower shall have delivered to the Lender a written request for such Advance no less than three Business Days prior to the date of such requested Advance. Such request shall specify (x) the requested date of such Advance, (y) the accounts to which the requested Advance is to be deposited and (z) the requested amount of such Advance;

     2. For each Advance not made on a Payment Date that is an amount less than $1,000,000, the Borrower shall pay an additional amount in respect of interest as specified in Section 2.2(b)(2) below; and

     3. The conditions set forth in Article V are fulfilled and the obligations of the Lender shall not have been terminated pursuant to
     Section 8.2.

     If each of the above conditions are fulfilled, the Lender will on the requested date make an Advance available to the Borrower no later than 3:00 p.m. (New York City time) on such requested date by depositing the Advance to the account designated by the Borrower.

     (b)   PAYMENT OF INTEREST, REPAYMENT OF PRINCIPAL.

     1. The Borrower shall pay interest on each Payment Date prior to the Maturity Date and on the Maturity Date in an amount equal to the sum of (I) for each Advance made on or after the second preceding Determination Date and prior to the Payment Date immediately following such second preceding Determination Date, the sum of the related Additional Daily Advance Interest Accrual Amounts for each day in the Additional Advance Interest Accrual Period and (II) the sum of the related Prior Payment Date Daily Advance Interest Accrual Amounts for each day in the related Regular Interest Accrual Period; PROVIDED; that, with respect to Advances outstanding upon and after the occurrence of an Event of Default, the Borrower shall pay interest at the rates set forth above plus 2.00%. The amount of any such interest payment shall be reduced by the portion of interest actually remitted with respect to any payment made pursuant to Sections 2.2(c) or 2.3(b).

     2. If the amount of any such Advance is less than $1,000,000, the amount payable on the next Payment Date in respect to interest shall be increased by an amount equal to the product of (I) (x) LIBOR determined for such Advance (in the manner specified in the definition of Additional Daily Advance Interest Accrual Amount) minus
     (y) the Reinvestment Rate as of the date of such Advance (as determined by the Lender in the manner specified for the Indenture Trustee in the Sale and Servicing Agreement) and (II) (x) $1,000,000 less (y) the amount of such Advance and (III) (x) the number of days in the period commencing on the date such Advance was made to and including the next Payment Date divided by (y) 360. The amount of such interest increase pursuant to this Section 2.2(b)(2) shall in no event be less than $1,000.

     (c)  MANDATORY PRINCIPAL PAYMENTS.

The Borrower shall make principal payments at such times and in such amounts as follows:

(i) The Borrower shall repay the principal amount of each Advance, plus any accrued and unpaid interest, on the Maturity Date.

(ii) On any Business Day on which the sum of (i) the Note Principal Balances beneficially owned by the Lender and IBJ and any commercial paper issuer sponsored by the Lender or by IBJ and (ii) the aggregate Advances outstanding hereunder as of such Business Day exceeds the Maximum Commitment Amount, the Borrower shall pay such excess. Any such payments shall include accrued and unpaid interest on the prepaid amount to and including the date of such prepayment.

(iii) The Borrower shall repay the principal amount of each Advance, plus any accrued and unpaid interest, within five Business Days after the occurrence of a Mandatory Prepayment Event.

(iv) On any Business Day on which the amount of outstanding Advances is greater than the Commitment Amount, the Borrower shall pay such excess to the Lender. Any such payments shall include accrued and unpaid interest on the prepaid amount to and including the date of such prepayment.

      The amount of such principal payment required to be paid on a date other than a Payment Date pursuant to this Section 2.2(c) shall, to the extent permitted by law, be accompanied by a Breakage Payment Calculation Amount with respect thereto calculated as if such principal payment was an optional prepayment under Section 2.3.

     SECTION 2.3.  OPTIONAL PREPAYMENTS.

     (a) The Borrower may prepay an outstanding Advance, in whole or in part, to the Lender on any Payment Date, PROVIDED THAT any such prepayment shall have been preceded by written notice thereof to the Lender delivered no later than three Business Days preceding such Payment Date.

     (b) The Borrower may prepay an outstanding Advance, in whole or in part, to the Lender on any day other than a Payment Date, PROVIDED THAT any such prepayment shall (i) be made upon not less than three Business Day's written notice thereof to the Lender and (ii) be accompanied by a Breakage Payment Calculation Amount with respect thereto calculated as if such Advance was a Note Principal Prepayment. Any such payments shall include accrued and unpaid interest on the prepaid amount to and including the date of such prepayment.

     SECTION 2.4. THE REVOLVING NOTE. The Advances shall be evidenced by a single Note (the "REVOLVING NOTE") payable to the order of the Lender, which Revolving Note shall be substantially in the form of Exhibit A attached hereto. Any borrowing, repayment and reborrowing hereunder shall be recorded by the Lender on the grid sheet attached thereto; provided, however, that any failure to make such notation shall not in any way modify the obligation of the Borrower to repay any of its obligations under this Agreement and the Revolving Note.

     SECTION 2.5. FACILITY FEE. On each Payment Date, the Borrower shall pay the Lender the Facility Fee, if any, for such Payment Date.

     SECTION 2.6.  SECURITY INTEREST.

     (a) PLEDGE. As security for the payment of the Secured Obligations, Borrower hereby pledges, assigns, transfers and grants to Lender a first lien on, and a security interest in, the Collateral.

     (b) FORM OF COLLATERAl. With respect to any of the Collateral available in definitive certificated form, the Borrower shall deliver to the Lender or to such other entity as Lender shall designate, as agent for Lender, on or prior to the date of the first Advance, the certificates for such Collateral in suitable form for transfer accompanied by duly executed instruments of transfer or appropriate undated powers of assignment thereof duly executed in blank.

     (c) CREATION AND MAINTENANCE OF SECURITY INTEREST. With respect to all types of Collateral, (i) Borrower shall take all actions necessary to create a first priority lien and perfected security interest in such Collateral in favor of Lender and (ii) all actions required or authorized to be taken by Lender under this Agreement may be taken by any agent or affiliate of Lender.

                                  ARTICLE III

                            CHANGE IN CIRCUMSTANCES

     SECTION 3.1.  INCREASED COSTS. (a) If, after the date of this
Agreement, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Lender or any liquidity provider of the Lender with any request or directive of such authority, central bank or comparable agency (whether or not having the force of law):

          (i) shall subject the Lender to any tax, duty or other charge or shall change the basis of taxation of payments to the Lender of the principal of or interest on the Revolving Note or in respect of any other amounts due under this Agreement (except for changes in the rate of tax on the overall net income of the Lender imposed by the jurisdiction in which the Lender's principal executive office is located); or

         (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Lender or any liquidity provider of the Lender (including, without limitation, any imposed by, the Board of Governors of the Federal Reserve System); or

        (iii) shall impose on the Lender or any liquidity provider of the Lender any other condition affecting the Commitment, the Advances, this Agreement or the Revolving Note;

and the result of any of the foregoing is to increase the cost to the Lender of making or maintaining an Advance, or to reduce the amount of any sum received or receivable by the Lender under this Agreement or under the Revolving Note in respect of any Advance, then the Borrower shall pay to the Lender upon its demand such additional amount or amounts as will, on an after tax basis, compensate the Lender for such increased cost or reduction.

     (b) If, after the date of this Agreement, the Lender shall have reasonably determined that the adoption of any applicable law, rule or regulation regarding capital adequacy of general applicability, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive regarding capital adequacy of general applicability (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's capital as a consequence of the Commitment, the Advances or the Revolving Note to a level below that which the Lender could have achieved but for the adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount reasonably deemed by the Lender to be material, then from time to time, within 30 days after demand by the Lender, the Borrower shall pay, to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

     (c) The Lender will promptly notify the Borrower of any event of which the Lender has knowledge which will entitle it to compensation pursuant to this Section 3.1 provided that the failure of the Lender so to notify the Borrower will not discharge the Borrower of its obligations under this Section
3.1. A certificate of the Lender claiming compensation under this Section 3.1 and setting forth the basis for determining the additional amount or amounts to be paid to it hereunder shall, to the extent permitted by law, be conclusive and binding, absent manifest error.

     (d) If any of the events requiring payments of additional amounts by the Borrower under paragraphs (a) and (b) above occurs, the Lender shall consult with the Borrower in good faith with a view to agreeing to alternative arrangements whereby any such requirement can be avoided or mitigated.

                                  ARTICLE IV

                                   PAYMENTS

     SECTION 4.1. MANNER AND STATUS OF PAYMENTS. (a) Each payment by the Borrower to the Lender under this Agreement shall be made by transferring the amount thereof by 1:00 p.m. (New York City time), PROVIDED that any payments made pursuant to Sections 2.2(c)(ii), (iii) and (iv) and 2.3(b) shall be made by 12:00 noon (New York City time) in same day funds to the account of the New York Branch of the Lender at the Federal Reserve Bank of New York,
ABA 026008345, or such other account as the Lender may specify from time to time upon prior written notification to the Borrower. Any payment received pursuant to this Section 4.1 after 1:00 p.m. or 12:00 noon, as the case may be, (New York City time) shall be deemed received on the next succeeding Business Day.

(b) Each payment made under this Section 4.1 shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, duties, levies, imposts or other charges of a similar nature.

     SECTION 4.2. APPLICATION OF PAYMENTS. The Lender shall apply all payments with respect to any Advance first to the payment of accrued interest with respect thereto and, after such interest has been paid, to the repayment of the principal balance of such Advance. With respect to the application of payments to the principal balances of outstanding Advances, such payments shall be deemed to be applied to outstanding Advances as directed by the Borrower.

                                   ARTICLE V

                             CONDITIONS OF LENDING

     SECTION 5.1. CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of the Lender to make the initial Advance is subject to the following conditions:

     (a) The Lender shall have received, on or before the date of this Agreement, the following items in form and substance satisfactory to it (and, in each case, dated the date hereof):

     1.   NOTE.  The Revolving Note, duly executed by the Borrower,

     2. SECRETARY'S CERTIFICATE. A certificate from the Secretary or an Assistant Secretary of the Borrower certifying (i) as to the incumbency and signature of each officer of the Borrower authorized to execute and deliver this Agreement or any certificate to be furnished pursuant hereto and (ii) that attached to such certificate are true and complete copies of
     (A) the Articles of Incorporation and By-Laws of the Borrower and (B) the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement and the Revolving Note, together with a certification by another officer of the Borrower as to the incumbency and signature of such Secretary or Assistant Secretary and

     3. LEGAL OPINIONS. A Legal opinion in form acceptable to the Lender from Andrews & Kurth L.L.P.;

     (b) All conditions precedent to the purchase by the Lender of the Notes under the Note Purchase Agreement shall have been satisfied and such purchase shall have occurred; and

     (c) The Borrower shall have established the Trust Estate Liquidation Account and shall have provided the Lender with evidence thereof.

     SECTION 5.2.  CONTINUING CONDITION, ETC.  The obligation of the
Lender to make each Advance, including the initial Advance, is subject to the following conditions:

     (a) on the date of such Advance no action or proceeding shall have been instituted by or against the Borrower (i) seeking to adjudicate it bankrupt or insolvent, or (ii) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (iii) seeking the entry of an order for relief or the appointment of receiver, trustee, or other similar official for it or for any substantial part of its property, and, in the case of any such proceeding instituted against the Borrower, such proceeding shall not have been dismissed within 60 days;

     (b) the representations and warranties of the Borrower contained in the Transaction Documents shall be accurate and complete in all material respects as if made on and as of the date of such Advance (except where any such representation or warranty expressly relates to an earlier date);

     (c) there shall not have occurred an Event of Default or any Potential Event of Default;

     (d) following the making of such Advance, the sum of (i) the Note Principal Balances beneficially owned by the Lender and IBJ and any commercial paper issuer sponsored by the Lender or IBJ and (ii) the aggregate Advances outstanding hereunder (after giving effect to such proposed Advance) shall not exceed the Maximum Commitment Amount; and

     (e) the aggregate principal amount of such proposed Advance, when aggregated with the aggregate principal amount of all Advances outstanding at such time shall not exceed the Commitment Amount.

     SECTION 5.3. PARTICIPATIONS. The Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more Persons (each, a "PARTICIPANT"), participating interests in all or a portion of its rights and obligations under this Agreement. Notwithstanding any such sale by the Lender of participating interests to a Participant, such Lender's rights and obligations under this Agreement shall remain unchanged, the Lender shall remain solely responsible for the performance thereof, and the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 3.1 and 8.5 hereof; PROVIDED, however, that all amounts payable by the Borrower to any such Participant shall be limited to the amounts which would have been payable directly to the Lender with respect to such participating interest had the Lender, rather than the participant, held such participating interest.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     SECTION 6.1. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as of the date hereof and as of the date of each Advance hereunder as follows:

          (a) ORGANIZATION OF BORROWER. The Borrower is a corporation duly incorporated, validity existing and in good standing under the laws of the State of Texas and has the corporate power and authority to own its assets and to carry on its business as it is now being conducted or as it is proposed to be conducted. The Borrower is duly qualified to do business and is in good standing in all jurisdictions in which the ownership of its property or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, operations, property or financial or other condition of the Borrower, taken as a whole or on the ability of the Borrower to perform any of its obligations under this Agreement or the Revolving Note.

          (b) AUTHORIZATION. The execution, delivery and performance of this Agreement and the Revolving Note by the Borrower are within the corporate power and corporate authority of the Borrower and have been duly authorized by all necessary corporate action.

          (c) VALIDITY. This Agreement and the Revolving Note constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, or other similar laws affecting creditors' rights generally.

          (d) CONSENTS. All consents, licenses, authorizations, approvals, exemptions of or registrations or filings with any commission, board, agency, court or other governmental authority necessary in connection with the valid execution, delivery and performance of this Agreement and the Revolving Note by the Borrower have been obtained or effected, except for such routine registrations and filings which will be obtained in the ordinary course of business of the Borrower.

          (e) NO CONFLICT. The execution and delivery by the Borrower of this Agreement and the Revolving Note do not, and the performance by it of this Agreement and the Revolving Note will not, (i) violate any provision of the Articles of Incorporation or Bylaws of the Borrower or any material law, rule, regulation, order, writ, judgment, decree, determination or award applicable to it, (ii) result in a breach of or constitute a default under any indenture, lease or loan agreement or any other material agreement or instrument to which the Borrower is a party or by which it or its properties may be bound or affected or (iii) except for the Lien of the Lender created by this Agreement, result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

          (f) NO DEFAULT. The Borrower is not in violation of any material law, rule, regulation, order, writ, judgment, decree, determination or award applicable to it or any indenture, lease, loan or other material agreement to which it is a party or by which it or its properties may be bound or affected, the violation of which may reasonably be expected to have a material adverse effect upon the ability of the Borrower to perform any of its obligations under this Agreement or the Revolving Note.

          (g) FINANCIAL CONDITION. The consolidated financial statements of the Borrower for the applicable fiscal period, copies of which have been furnished to the Lender, present fairly in all material respects, in accordance with GAAP, the financial condition of the Borrower at such dates and the consolidated results of its operations and cash flows, for the fiscal period then ended.

          (h) NO CHANGE. As of the date hereof there has been no material adverse change in the business, operations, assets or financial or other conditions of the Borrower from that shown on the financial statements as of the statement date referred to in Section 5(a) above.

          (i) NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or against any of the properties or revenues of the Borrower which is reasonably likely to have a material adverse effect on the business, operations, property or financial or other condition of the Borrower, taken as a whole or on the ability of the Borrower to perform any of its obligations under this Agreement or the Revolving Note.

          (j) TAXES. All tax returns that are required to be filed by or on behalf of the Borrower have been filed and all taxes shown to be due and payable on said returns or on any assessments made against the Borrower or any of its property (other than taxes which are being contested in good faith by appropriate proceedings and as to which the Borrower has established adequate reserves in conformity with GAAP) have been paid or provided for.

          (k) INVESTMENT COMPANY ACT. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (l) FEDERAL RESERVE BOARD REGULATIONS. The Borrower is not engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System pertaining to the foregoing.

          (m) ASSETS. The Borrower and its Consolidated Subsidiaries are the legal and beneficial owners of all property and assets represented as owned by them in the financial statements delivered by the Borrower to the Lender in accordance with Section 7.1(a), except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the date thereof.

          (n) OWNERSHIP OF THE COLLATERAL. Borrower is and will be the legal and beneficial owner of, and has good and marketable title to, the Collateral.

          (o) COLLATERAL FREE OF LIENS. The Collateral (and any proceeds) are not and will not be subject to a Lien or any agreement purporting to grant such a Lien in the Collateral or other property or assets of Borrower which would include any Collateral, except the Lien in favor of Lender created by this Agreement.

          (p) AGREEMENT CREATES VALID FIRST LIEN. This Agreement will create a first priority perfected security interest in the Collateral for so long as the Lender or a successor to the Lender or an agent of the Lender or of the Lender's successor (other than the Borrower) maintains physical possession of the Collateral, or in the case of the Trust Estate Liquidation Account and the contents thereof, so long as such account is held in the name of the Lender.

                                  ARTICLE VII

                           COVENANTS OF THE BORROWER

          SECTION 7.1. AFFIRMATIVE COVENANTS. So long as any amount is owing hereunder or the Lender shall have any Commitment hereunder, the Borrower will, unless the Lender otherwise consents in writing:

          (a)  REPORTING REQUIREMENTS.  Furnish to the Lender:

               (i) QUARTERLY STATEMENTS. (A) As soon as available and in no event later than 105 days after the end of each fiscal quarter of FFG, a "Form 10-Q" filed by FFG with the Securities and Exchange Commission and (B) as soon as available and in any event within 105 days after the end of each fiscal quarter of the Borrower, a quarterly balance sheet prepared in accordance with GAAP consistently applied, which presents the financial condition of the Borrower and its Subsidiaries as of the end of such quarter, together with a certificate of a Responsible Officer of the Borrower certifying the same;

               (ii) ANNUAL STATEMENTS. (A) As soon as available and in no event later than 135 days after the end of each fiscal year of FFG, a "Form 10-K" filed by FFG with the Securities and Exchange Commission and
          (B) as soon as available and in any event within 135 days after the end of each fiscal year of the Borrower, a balance sheet prepared in accordance with GAAP consistently applied, which presents the financial condition of the Borrower and its Subsidiaries as of the end of such year, together with a certificate of a Responsible Officer of the Borrower certifying the same; and

               (iii) ANNUAL REPORT TO SHAREHOLDERS. As soon as available and in any event within 135 days after the end of each fiscal year of FFG, the annual report that is delivered to its shareholders.

          (b) COMPLIANCE WITH LAWS. Comply with all applicable laws, rules and regulations and orders of any governmental authority, the noncompliance with which could have a material adverse effect on the business, financial condition or results of operations of the Borrower or on the ability of the Borrower to repay any Advance or perform any of its other obligations under this Agreement or the Revolving Note.

          (c)  NOTICES.  Promptly give written notice to the Lender of:

               (i) the occurrence of any Event of Default or Potential Event of Default known to any officer of the Borrower and the proposed method of cure thereof;

               (ii) any litigation or proceeding affecting the Borrower which is reasonably likely to have a material adverse effect on the business, operations, property, or financial or other condition of the Borrower taken as a whole; and

               (iii) a material adverse change known to any officer of the Borrower in the business, operations, property or financial or other condition of the Borrower taken as a whole; and

               (iv) any changes in the following senior management positions of
          FFG: Chairman, Chief Executive Officer, President and Chief Financial Officer.

          SECTION 7.2. NEGATIVE COVENANTS. So long as any amount is owing hereunder or the Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Lender:

          (a) NEGATIVE PLEDGE. Except for Liens created by operation of any Transaction Document, incur, create or assume any Lien of any kind upon any of its assets, now owned or hereafter acquired, except as may be incidental to the conduct of the business or the ownership of the property of the Borrower, which were not incurred in connection with the borrowing of money or the obtaining of credit and which do not, either individually, or in the aggregate, materially detract from the value of its assets or materially impair the use of such assets in the operation of its business.

          (b) CONSOLIDATIONS AND MERGERS. Consolidate or merge with or into any entity.

          (c) RESTRICTION ON LIENS. The Borrower will not create or incur any Lien, other than the Lien created by this Agreement, with respect to the Collateral.

          (d) LEVERAGE RATIO. In no event will Consolidated Debt exceed 6 times Consolidated Net Worth for more than 45 consecutive days, and at no time will Consolidated Debt exceed 8 times Consolidated Net Worth.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT

          SECTION 8.1. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default":

          (a) the Borrower shall fail to pay when due any principal, interest, fees or other amount payable hereunder (except for the Facility Fee);

          (b) the Borrower shall fail to pay when due any part of the Facility Fee and such failure shall continue for three Business Days thereafter;

          (c) the Borrower shall fail to observe or perform any of the covenants contained in Section 7.1 or 7.2 for 15 days after the earlier of the discovery of such failure or written notice thereof has been given to the Borrower by the Lender;

          (d) the Borrower shall fail to observe or perform any material covenant or material agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after the earlier of the discovery of such failure or written notice thereof has been given to the Borrower by the Lender;

          (e) any material representation, warranty, certification or statement made (or deemed made) by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made) and such deficiency is not cured within the earlier of 15 days after the discovery thereof by the Borrower or 15 days after written notice thereof has been given to the Borrower by the Lender;

          (f) the Borrower, FFG or a Consolidated Subsidiary of either of them shall fail to make any payment in respect of any Debt with an outstanding principal amount of $5,000,000 or more when due or within any applicable grace period;

          (g) any event or condition shall occur which results in the involuntary acceleration of the maturity of any Debt with an outstanding principal amount of $5,000,000 or more of the Borrower, FFG or a Consolidated Subsidiary of either of them or enables (or, if such event or condition does not otherwise give rise to such an acceleration, which with the giving of notice or lapse of time or both would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (h) the Borrower, FFG or any of their respective Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debt under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (i) an involuntary case or other proceeding shall be commenced against the Borrower, FFG or any of their respective Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other reprocessing shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower, FFG or any of their respective Subsidiaries under the federal bankruptcy laws as now or hereafter in effect;

          (j) a judgment or order for the payment of money in excess of $5,000,000 shall be rendered against the Borrower, FFG or any of their respective Subsidiaries and such judgment or order shall not have been reversed for a period of 30 days after the entry thereof; and

          (k) a judgment or order for the payment of money in excess of 20% of the Consolidated Net Worth of the Borrower shall be rendered against the Borrower or any of its Subsidiaries and such judgment or order shall not have been reversed for a period of 15 days after the entry thereof.

          SECTION 8.2. RIGHTS OF LENDER FOLLOWING EVENT OF DEFAULT. If any one or more Events of Default shall occur and be continuing, the Lender may, without prior written notice to or demand upon the Borrower, take any one or more of the following actions:

          (a) Terminate the Commitment and it shall thereupon terminate, and declare the Revolving Note (together with accrued interest thereon) to be, and the Revolving Note (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Event of Default specified in Section 8.1(h) or (i) with respect to the Borrower, without any notice to the Borrower or any other act by the Lender, the Commitment shall, to the extent permitted by law, thereupon terminate and the Revolving Note (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are, to the extent permitted by law, hereby waived by the Borrower;

          (b) So long as any amounts are payable by the Borrower to the Lender hereunder or the Commitment remains an obligation of the Lender, suspend any delivery or payment or return of Collateral required to be made to the Borrower, and otherwise not permit the Borrower to take any new action with respect to any Collateral; and

          (c) In addition, in furtherance of and not in limitation of the foregoing, in the event that an Event of Default occurs and is continuing, the Lender may exercise, in addition to all other rights and remedies granted in this Agreement, the Revolving Note and any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any person (all and each of which demands, defenses, advertisements and notices are hereby, to the extent permitted by law, waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender, shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of the Borrower, which right or equity is hereby waived or released The Lender shall apply any collections on or in respect of the Collateral from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall, to the extent permitted by law, be deemed reasonable and proper if given on the day of such sale or other disposition. The Borrower shall, to the extent permitted by law, remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

          SECTION 8.3. LENDER APPOINTED BORROWER'S ATTORNEY-IN-FACT. The Lender is authorized and empowered by this Agreement to execute and deliver, on behalf of the Borrower, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect its rights, powers and remedies under this Agreement and under the Revolving Note.

          SECTION 8.4. BORROWER'S LIABILITY FOR CONSEQUENTIAL DAMAGES. In addition to any other amounts it may owe or be liable for hereunder, if an Event of Default occurs, the Borrower shall be liable for all costs, expenses, damages and losses incurred by the Lender in taking any of the actions described in Section 8.2, including without limitation all costs of collection and reasonable attorneys' fees incurred in connection therewith.

          SECTION 8.5. INDEMNITY. The Borrower shall be liable as primary obligor for and shall indemnify the Lender and its successors, assigns, agents and servants (collectively, the "INDEMNIFIED PARTIES") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Lender or any Indemnified Party arising out of or resulting from this Agreement, except to the extent arising out of or resulting from the gross negligence or willful misconduct or unlawful conduct of such Indemnified Party.

                                  ARTICLE IX

                              GENERAL PROVISIONS

          SECTION 9.1. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns except that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. The Lender may assign its obligations and rights hereunder to (i) any entity whose long-term unsecured debt, as of the date of the proposed assignment, is rated at least "Baa" by Moody's or "BBB" by Standard & Poor's, (ii) any entity whose short-term debt, as of the date of the proposed assignment, is rated at least "P-2" by Moody's or at least "A-2" by Standard & Poor's or (iii) with the prior written consent of the Borrower, any other entity. The Lender shall provide the Borrower with notice prior to such an assignment. This Agreement shall remain in full force and effect until such time as one party shall receive a notice of termination from the other party.

          SECTION 9.2. AMENDMENT; WAIVER. To the extent permitted by law, no amendment, modification or waiver of any provision of this Agreement, and no consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto. In the event that either party hereto makes a written request to the other party hereto to amend or modify this Agreement, such other party hereto shall give or refuse its consent to such amendment or modification within five Business Days of such request. Any waiver of any provision of this Agreement, and any consent to any departure by the Borrower therefrom, shall be effective only in the specific instance and for the specific purpose for which given. To the extent permitted by law, neither failure nor delay on the part of the Lender to exercise any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right, power or remedy. To the extent permitted by law, no notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. The rights herein provided are cumulative and not exclusive of any rights provided by law.

          SECTION 9.3. NOTICE, ETC. Except as otherwise provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic or telex communication) and mailed or telegraphed or delivered, (a) if to the Borrower, at its address set forth on the signature page hereof, and (b) if to the Lender, at its address set forth on the signature page hereof; or, as to each party, at such other address as shall be specified by such party in written notice to the other party. Any such notice, demand or other communication shall not be effective until actually received.

          SECTION 9.4. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 9.5. HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction hereof.

          SECTION 9.6. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 9.7. RIGHT TO EXAMINE BORROWER RECORDS. The Lender and its agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Lender, any and all of the books, records or other information of the Borrower whether held by the Borrower or by another on behalf of the Borrower, which may be relevant to the performance or observance by the Borrower of the terms, covenants or conditions of this Agreement. The Lender and the Borrower agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

          SECTION 9.8.  CERTAIN MATTERS REGARDING THE ISSUER.

          (a) Until the date that is one year and one day after the last day on which any amount is outstanding under this Agreement, each of the Lender and the Borrower hereby covenants and agrees that they will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          (b) Each of the Lender and Borrower hereby recognizes and acknowledges the separate legal existence of the Issuer from the Borrower and the Consolidated Subsidiaries.

          (c) Each of the Lender and the Borrower hereby acknowledges and agrees that the Issuer has no obligation, liability or duty for or on behalf of the Borrower under this Agreement, directly or indirectly, as guarantor or otherwise, and except as specifically provided in the Transaction Documents that the Lender's sole recourse under this Agreement is to the Borrower, the Collateral and the other assets of the Borrower from time to time. Solely with respect to this Section 9.8, the parties further agree that the Issuer and its creditors are third party beneficiaries and are entitled to rely on this
Section 9.8 whether or not they are parties to this Agreement.

          SECTION 9.9. NO RECOURSE - LENDER. The obligations of the Lender under this Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Lender or any officer thereof are solely the partnership or corporate obligations of the Lender, as the case may be. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Lender or any officer thereof in connection therewith, against any stockholder, limited partner, employee, officer, director or incorporator of the Lender.

          SECTION 9.10. NO PROCEEDINGS. The Borrower agrees that so long as any rated indebtedness of the Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any rated indebtedness of the Lender shall have been outstanding, it shall not file, or join in the filing of, a petition against the Lender under the Federal Bankruptcy Code, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against the Lender

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                           FIRSTPLUS FINANCIAL, INC.



                                           By:
                                              ------------------------------
                                              Name:
                                              Title:
                                              Address:  1600 Viceroy
                                                        Dallas, Texas 75235



                                           WORKING CAPITAL MANAGEMENT CO. L.P.



                                           By:
                                              ------------------------------
                                              Name:
                                              Title:
                                              Address:
                                              c/o The Industrial Bank
                                                    of Japan, Limited
                                                  New York Branch
                                                  1251 Avenue of the Americas,
                                                    33rd Floor
                                                  New York, New York 10020-1104

                                   EXHIBIT A


                           [FORM OF PROMISSORY NOTE]

                                 June 16, 1997

          FOR VALUE RECEIVED, the undersigned, FIRSTPLUS FINANCIAL, INC. (the "BORROWER"), hereby unconditionally promises to pay to the order of WORKING CAPITAL MANAGEMENT CO. L.P. (the "LENDER") the Payment Date that occurs in June, 1998, (the "MATURITY DATE") the principal sum of all outstanding Advances in lawful currency of the United States of America as the principal amount of each such Advance made by the Lender hereunder is denoted on the Schedule attached hereto.

          1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in that certain Revolving Credit Agreement (the "AGREEMENT"), dated as of June 16, 1997 between the Borrower and the Lender.

          2. The Borrower further promises to pay interest on the Advances as follows:

          A. The Borrower shall pay interest on each Payment Date prior to the Maturity Date and on the Maturity Date in an amount equal to the sum of (I) for each Advance made on or after the second preceding Determination Date and prior to the Payment Date immediately following such second preceding Determination Date, the sum of the related Additional Daily Advance Interest Accrual Amounts for each day in the Additional Advance Interest Accrual Period and (II) the sum of the related Prior Payment Date Daily Advance Interest Accrual Amounts for each day in the related Regular Interest Accrual Period; PROVIDED; that, with respect to Advances outstanding upon and after the occurrence of an Event of Default, the Borrower shall pay interest at the rates set forth above plus 2.00%. The amount of any such interest payment shall be reduced by the portion of interest actually remitted with respect to any payment made pursuant to Sections 2.2(c) or 2.3(b) of the Agreement.

          B. If the amount of any such Advance is less than $1,000,000, the amount payable on the next Payment Date in respect to interest shall be increased by an amount equal to the product of (I) (x) LIBOR determined for such Advance (in the manner specified in the definition of Additional Daily Advance Interest Accrual Amount) minus
          (y) the Reinvestment Rate as of the date of such Advance (as determined by the Lender in the manner specified for the Indenture Trustee in the Sale and Servicing Agreement) and (II) (x) $1,000,000 less (y) the amount of such Advance and (III) (x) the number of days in the period commencing on the date of such Advance was made to and including the next Payment Date divided by (y) 360. The amount of such interest increase shall in no event be less than $1,000.

          3. The Lender is exclusively authorized to make notations on the schedule attached hereto to denote each Advance made by the Lender to the Borrower pursuant to this promissory note, the maturity date of each such Advance and all payments of the outstanding principal amount of and accrued interest on such Advance. Such notations, if made, will be presumed correct unless the contrary is established.

          4. The Borrower shall repay in full the principal amount of each Advance, plus any accrued and unpaid interest, on the Maturity Date or within five Business Days of the occurrence of a Mandatory Prepayment Event.

          5. The Borrower may prepay an outstanding Advance to the Lender on any date in whole or in part, provided that certain conditions set forth in the Agreement are fulfilled.

          6. All payments of principal and of interest on this promissory note shall be made by the Borrower by transferring the amount thereof not later than 1:00 p.m. (New York City time), PROVIDED that any payments made pursuant to Sections 2.2(c)(ii), (iii) and (iv) and 2.3(b) of the Agreement shall be made by 12:00 noon (New York City time) on the date when due to the Lender at the Federal Reserve Bank of New York, ABA 026008345, or such other account as the lender may designate upon prior written notification to the Borrower, in lawful money of the United States of America, in same day funds without setoff, deduction of counterclaim and free and clear of any present or future taxes, levies, imposts, duties, fees, assessments or other charges of a similar nature. Any payment received pursuant to this Paragraph 6 after 1:00 p.m. or 12:00 noon, as the case may be, (New York City time) shall be deemed received on the next succeeding Business Day.

          7. Upon the occurrence of an Event of Default, the outstanding principal amount of this promissory note and accrued interest thereon shall, at the option of the Lender, forthwith become due and payable without presentment, demand, protest or further notice, provided, however, that upon the occurrence of any Event of Default consisting of certain bankruptcy events with respect to the Borrower or any of its Subsidiaries, this promissory note and all accrued interest thereon shall automatically become and be due and payable, without presentment, demand, protest or notice of any kind.

          8. The Borrower agrees to pay costs of collection (including reasonable legal fees and disbursements of counsel) if default is made in the payment of the principal of or interest on this promissory note.

          9. Presentment, demand, protest and notices of any kind with respect to this promissory note are hereby expressly waived by the Borrower.

          10. This promissory note is entitled to certain security as set forth in the Revolving Credit Agreement dated as of June 16, 1997 between the Borrower and the Lender.

          11. This promissory note shall be governed by and construed in accordance with the laws of the State of New York.

                                       FIRSTPLUS FINANCIAL, INC.

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:

           Schedule to Promissory Note of FIRSTPLUS FINANCIAL, INC.
                              dated June 16, 1997


Date of     Amount of                        Amount of      Outstanding
Advance     Advance       Payment Date       Payment        Advances
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